UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 31, 2007

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

        Delaware                                                    033-91432                                       02-0401674
        (State or other jurisdiction                     (Commission                        (IRS Employer
                    of incorporation)                     File Number)                          Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information provided pursuant to Items 2.03 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On and effective May 31, 2007, New World Brands, Inc., a Delaware corporation (the “Company”), entered into a Credit Line and Security Agreement (the “Credit Line Agreement” and the debt obligation pursuant thereto, the “Credit Line”) with P&S Spirit, LLC, a Nevada limited liability company (“P&S Spirit”).  The maximum principal available under the Credit Line is $1,050,000; the interest rate is 2% over the Prime Rate (as reported in The Wall Street Journal), payable in relation to the then-outstanding principal; consecutive monthly payments of interest only (payable in arrears) are required commencing July 1, 2007; and all unpaid principal, interest and charges are due upon the maturity date of June 1, 2011.  Upon default, the entire Credit Line amount (including accrued unpaid interest and any fees) would be accelerated, and the Company would be required to pay any costs of collection.  The Credit Line Agreement includes certain affirmative covenants, including, without limitation, a financial reporting requirement (quarterly – 45 days after the close of a calendar quarter), and a requirement that the Company maintain a ratio of current assets to current liabilities of at least 1.2:1.0 and a total liabilities to tangible net worth ratio not exceeding 2.5:1.0.

The Credit Line Agreement grants P&S Spirit a security interest with respect to all of the Company’s assets, but is subordinated to that Term Loan and Security Agreement between the Company as borrower and P&S Spirit as lender, as reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2007.  The Credit Line Agreement is also backed by a corporate Guaranty by Qualmax, Inc. (“Qualmax”) (which, pending completion of the contemplated merger of Qualmax into the Company, holds a controlling interest in the Company), a security interest in the assets of Qualmax (consisting solely of 298,673,634 shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share), and a security interest in certain shares of the Common Stock of the Company’s wholly-owned subsidiary, IP Gear, Ltd.  Copies of the Credit Line Agreement, and related Credit Line Note, Guaranty of Qualmax, Collateral Pledge Agreement of Qualmax, and the Collateral Pledge Agreement of the Company, are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively.

The principals of P&S Spirit include Dr. Selvin Passen, who is a director of the Company, as well as a shareholder of the Company and its former Chief Executive Officer, and Dr. Jacob Schorr, who is a director of the Company.

For more information on beneficial ownership and management of the Company, see the section entitled “Security Ownership of Certain Beneficial Owners and Management,” which is incorporated herein by reference, in the Company’s Schedule 14C, filed with the SEC on March 20, 2007.

Item 3.02.              Unregistered Sales of Equity Securities.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on January 8, 2007, effective December 29, 2006, the Company entered into an Amended and Restated Stock Subscription and Share Transfer Agreement (the “Subscription Agreement”) with P&S Spirit, as well as M. David Kamrat and Noah Kamrat (the “Kamrats”).

On and effective May 31, 2007 (the “Effective Date”), the parties to the Subscription Agreement entered into a First Amendment to Amended and Restated Stock Subscription and Share Transfer Agreement (the “Amended Subscription Agreement”), amending the Subscription Agreement as described herein.

Pursuant to the Subscription Agreement, the Company agreed to sell to P&S Spirit, and P&S Spirit agreed to purchase: (i) on the date of closing: (A) 11.160454 shares of Series A Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series A Preferred Stock”), which shares of Series A Preferred Stock are convertible into 33,333,333 shares of the Company’s Common Stock, par value $0.01 per share, at a price of

$268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), for an aggregate purchase price of $3,000,000; and (B) a warrant (the “Warrants”) to purchase an additional 9.300378 shares of Series A Preferred Stock at an exercise price of $268.806.27 per share (equivalent to $0.09 per share of Common Stock); (ii) upon the satisfaction of certain conditions set forth in the Subscription Agreement, an additional 3.720151 shares of Series A Preferred Stock, convertible into 11,111,111 shares of Common Stock (the “Tranche B-1 Shares”), at a price of $268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), for an aggregate purchase price of $1,000,000; and (iii) upon the satisfaction of certain conditions set forth in the Subscription Agreement, an additional 3.720151 shares of Series A Preferred Stock, convertible into 11,111,111 shares of Common Stock (the “Tranche B-2 Shares”), at a price of $268,806.27 per share of Series A Preferred Stock (equivalent to $0.09 per share of Common Stock), or an aggregate purchase price of $1,000,000.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on April 30, 2007, on April 24, 2007, the Company filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, at which time it became effective and caused the automatic conversion of all outstanding shares of Series A Preferred Stock to shares of Common Stock at a ratio of 2,986,736 shares of Common Stock for each share of Series A Preferred Stock.  As a result, the Tranche B-1 Shares and Tranche B-2 Shares were each converted into 11,111,111 shares of Common Stock.

Pursuant to the Amended Subscription Agreement, P&S Spirit agreed to buy, and the Company agreed to sell, all of the Tranche B-1 Shares and Tranche B-2 Shares on the Effective Date, as converted into a total of 22,222,222 shares of Common Stock, for an aggregate purchase price of $1,000,000, and P&S Spirit agreed to waive certain of the conditions precedent to the purchase of the Tranche B-1 Shares and Tranche B-2 Shares as set forth in the Subscription Agreement.  The provisions of the Warrants have not been amended.  Such shares of Common Stock are, or will be, issued without registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  A copy of the Amended Subscription Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 8.01              Other Events.

In connection with the transactions contemplated by the Amended Subscription Agreement, the Company, Qualmax, the Kamrats, P&S Spirit and certain affiliates of the Kamrats and P&S Spirit entered into a First Amendment to Amended and Restated Lock-Up Agreement.  A copy of the First Amendment to Amended and Restated Lock-Up Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K.

Also in connection with the transaction contemplated by the Amended Subscription Agreement, the Company, Qualmax, the Kamrats, P&S Spirit and certain affiliates of the Kamrats and P&S Spirit entered into a First Amendment to Amended and Restated Voting Agreement.  A copy of the First Amendment to Amended and Restated Voting Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.                                Description

10.1	Credit Line and Security Agreement, dated as of May 31, 2007, between New World Brands, Inc. and P&S Spirit, LLC.

10.2	Credit Line Note, dated as of May 31, 2007, of New World Brands, Inc.

10.3	Guaranty of Qualmax, Inc., dated as of May 31, 2007.

10.4	Collateral Pledge Agreement, dated as of May 31, 2007, by Qualmax, Inc. in favor of P&S Spirit, LLC.

10.5	Collateral Pledge Agreement, dated as of May 31, 2007, by New World Brands, Inc., in favor of P&S Spirit, LLC.

10.6
First Amendment to Amended and Restated Stock Subscription and Share Transfer Agreement, dated as of May 31, 2007, by and between New World Brands, Inc. and P&S Spirit, LLC, and acknowledged and agreed by M. David Kamrat and Noah Kamrat.

10.7
First Amendment to Amended and Restated Lock-Up Agreement, dated as of May 31, 2007, by and among New World Brands, Inc., Qualmax, Inc., M. David Kamrat, Jane Kamrat, Noah Kamrat, Tracy Habecker, Dr. Selvin Passen, Oregon Spirit, LLC, and P&S Spirit, LLC.

10.8
First Amendment to Amended and Restated Voting Agreement, dated as of May 31, 2007, by and among New World Brands, Inc., Qualmax, Inc., P&S Spirit, LLC, Dr. Selvin Passen, Oregon Spirit, LLC, and solely for the purposes of Section 21 of the Restated Original Voting Agreement, M. David Kamrat, Jane Kamrat, Noah Kamrat, and Tracy Habecker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        NEW WORLD BRANDS, INC.

        By: /s/ Noah Kamrat
            Name: Noah Kamrat
            Title:   President

Date:   June 6, 2007